PREPAID AND OTHER CURRENT ASSETS (Tables)	12 Months Ended
Dec. 31, 2022
PREPAID AND OTHER CURRENT ASSETS
Schedule of prepaid and other current assets

	As of December 31,
	2021	2022
	RMB	RMB
Receivables for disposal of Ambow China (Note i)	—	41,788
Prepayments to suppliers	718	720
Loans to third parties	3,188	38
Others (Note ii)	2,355	14
Total before allowance for doubtful accounts	6,261	42,560
Less: allowance for doubtful accounts	—	—
Total	6,261	42,560

(Note i) Representing consideration receivable from disposal of Ambow China after US$6.0 million has been received as of December 31, 2022, an additional US$ 2.0 million was received in March 2023, with the remaining balance of US$ 4.0 million will be received in September 2023 according to the schedule in the purchase agreement.

(Note ii) Others mainly included prepaid education supplies, prepaid outsourcing service fee, and other miscellaneous items